                           COMMERCIAL BANCSHARES,INC.

EXHIBIT 32.1

                          SABANES-OXLEY ACT SECTION 906
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

               CERTIFICATION PURSUANT TO 18 U.S.C. Section. 1350

      I, Philip W. Kinley, the Chief Executive Officer of Commercial Bancshares, Inc. (the "Company"), certify that (i) the Quarterly Report on Form 10-Q for the Company for the quarter ended March 31, 2005 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

             /s/ Philip W. Kinley
             ----------------------------------------

             Chief Executive Officer
             Dated: May 11, 2005

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